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                                  SOUTHTRUST


                           COMMERCIAL LOAN AGREEMENT



  THIS COMMERCIAL LOAN AGREEMENT is made and entered into this 28th day of June, 1996, by and between CROWN ANDERSEN INC., a Delaware corporation, and ANDERSEN 2000 INC., a Delaware corporation, with their principal place of business and chief executive offices located at 306 Dividend Drive, Peachtree City, Georgia 30269 ( hereinafter collectively referred to as "Borrower"), and SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association (hereinafter referred to as "Bank").

                              W I T N E S E T H :

  For and in consideration of the mutual promises, undertakings and covenants set forth herein, and for other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Bank and Borrower, intending to be legally bound, agree as follows:

  1. DEFINITIONS. As used in this Agreement and in addition to those terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below, unless the context otherwise requires:

      Accounting terms used in this Agreement, such as "current assets," "current liabilities," "LIFO reserve," "net income," and "total liabilities," shall have the meanings normally given them by, and shall be calculated, both as to amounts and classification of items, in accordance with, generally accepted accounting principles ("GAAP") in the United States.

      "Agreement" shall mean this Commercial Loan Agreement, together with any amendments or supplements hereto and any schedules or exhibits hereto.

      "Billing on Uncompleted Contracts in Excess of Costs and Estimated Earnings" shall mean that liability as shown on the audited financial statements of Borrower prepared by BDO Seidman and provided to Lender.

      "Borrower" shall mean the person or entity named in the first sentence of this Agreement and who executes this Agreement below as "Borrower." For purposes of Sections 7(m) and 8(h), "Borrower" also includes any member of a "control group" (as defined in ERISA) of which the named Borrower is a member.

      "Borrowing Base" shall mean eighty percent (80.00%) of Eligible Accounts, plus forty percent (40.00%) of Eligible Inventory, plus sixty-five percent
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(65.00%) of Cost and Estimated Earnings in Excess of Billings on Uncompleted
Contracts less Billings on Uncompleted Contracts in Excess of Costs and Estimated Earnings, plus eighty percent (80.00%) of cash on deposit in United
                    ----
States depositories, except for cash held as collateral for other obligations.

      "Borrowing Base Certificate" shall mean a certificate, in form and substance satisfactory to Bank, setting forth in detail the Borrowing Base and certified by Borrower to be true and correct as of its date.

      "Compliance Certificate" shall mean a certificate, in form and substance satisfactory to Bank, assuring Bank of Borrower's compliance with all of the
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terms and conditions of this Agreement and certified by Borrower to be true and correct as of its date.

      "Cost and Estimated Earnings in Excess of Billings on Uncompleted Contracts" shall mean that asset as shown on the audited financial statements of Borrower prepared by BDO Seidman and provided to Lender.

      "Eligible Accounts" shall mean the aggregate of the outstanding balances of all of Borrower's accounts (as such term is defined by Article 9 of the Uniform Commercial Code) that conform to the representations and warranties of Borrower contained in each and every document and instrument executed in connection with the Revolving Loans; provided that no account owing by any account debtor of Borrower shall be deemed to be included in Eligible Accounts if (i) the account is unpaid more than one hundred twenty (120) days after the invoice date thereof; (ii) twenty-five percent (25%) or more of the aggregate balances of all accounts owed to Borrower by said account debtor are unpaid more than one hundred twenty (120) days after the invoice dates thereof; (iii) such account would make all accounts owing by said account debtor to Borrower aggregate more than twenty-five percent (25%) of all accounts owed to Borrower by all account debtors; (iv) the account debtor is a division, subsidiary, affiliate or employee of Borrower or is any other person, corporation, partnership or other legal entity related through common stock ownership or otherwise related directly or indirectly to Borrower or any of the Borrower's shareholders or is an employee of Borrower; (v) the account debtor is a creditor of Borrower or otherwise has available with respect to the account any offset, recoupment, credit, charge or defense (to the extent of such offset, recoupment, credit, charge or defense); (vi) Borrower has received any notice of the death of the account debtor or any partner thereof, or of the dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, the account debtor; (vii) Bank has deemed the account to be ineligible because of uncertainty about the credit worthiness of the account debtor or because Bank otherwise reasonably considers the collateral value thereof to Bank to be impaired or Borrower's or Bank's ability to realize such value to be insecure; (viii) the location of the account debtor to which the goods generating the account were sent is outside the United States and such account debtor has not provided to Borrower a letter of credit satisfactory to Bank, unless the account debtor is a wholly owned foreign subsidiary of a major United States corporation, or the account debtor is a major international financial entity to which Borrower has extended credit and the account has been approved by Lender, in which event no letter of credit shall be required; (ix) the goods generating the account have not been delivered to the account debtor; or (x) Bank, in its sole discretion, determines in good faith that such account is ineligible.

      "Eligible Inventory" shall mean the lower of the fair market value or cost of all Borrower's inventory (as such term is defined by Article 9 of the Uniform Commercial Code) held at locations which are under the exclusive control of Borrower or by a bonded warehouseman who has issued warehouse receipts therefor which have been delivered to Bank with any necessary endorsement, excluding inventory which (i) is contaminated, obsolete, damaged or defective in any way;
(ii) consists of finished goods which are not readily saleable in the ordinary course of Borrower's business; (iii) is sold or segregated for sale; (iv) is consigned to Borrower by another; (v) consists of supplies not used in the manufacturing of merchandise; (vi) consists of work in process; or (vii) was manufactured by Borrower in violation of the federal Fair Labor Standards Act; provided, however, that, Bank may exclude from Eligible Inventory all or a
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proportionate part of any particular portion of Borrower's inventory which Bank reasonably deems ineligible because its market value has declined or because Bank otherwise reasonably considers the collateral value thereof to Bank to be impaired or Borrower's or Bank's ability to realize such a value to be insecure.

      "Event of Default" shall mean any default or event of default under the Note or any Security Instrument (as hereinafter defined).

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      "Fixed Charge Coverage" at any date shall mean a fraction the numerator of which is the sum of net income for any period ending on such date, plus the interest, lease and rental expenses of Borrower for the period, plus the sum of non-cash expenses or allowances for the period (including, without limitation, amortization or write-down of intangible assets, and depreciation), and the denominator of which is the sum of the current portion of the long-term debt as of such date, plus the interest, lease and rental expenses for the period.

      "Guarantor" shall mean any person or entity who endorses the Note or who now or hereafter guarantees the payment, performance or collection of this Agreement, the Note or the Obligations, in whole or in part.

      "Loan" shall mean the following: If Section 2(a) of this Agreement is applicable, "Loan" means each and every Term Loan; if Section 2(b) of this Agreement is applicable, "Loan" means each and every Revolving Loan; and if both
Section 2(a) and Section 2(b) are applicable, "Loan" means each and every Term Loan and each and every Revolving Loan.

      "Loan Documents" shall mean this Agreement, the Note and all documents, instruments and agreements executed in connection therewith or pursuant thereto.

      "Note" shall mean the following: If Section 2(a) of this Agreement is applicable, "Note" means each Term Note; if Section 2(b) of this Agreement is applicable, "Note" means the Revolving Note; and if both Section 2(a) and
Section 2(b) are applicable, "Note" means each Term Note and the Revolving Note.

      "Obligations" shall mean any and all indebtedness, liabilities and obligations of Borrower to Bank whatsoever, including, without limiting the generality of the foregoing: any and all indebtedness, liabilities and obligations of Borrower to Bank arising out of the Loan; all Bank's fees, charges and expenses of or incidental to the preparation, renewal, modification or enforcement of Borrower's obligations arising out of the Loan and any and all extensions or renewals thereof in whole or in part; and any indebtedness, liabilities or obligations of Borrower to Bank under any later or future advances or loans made by Bank to Borrower, and any and all extensions or renewals thereof in whole or in part, joint or several, and in any event whether existing as of the date hereof or hereafter arising and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor or otherwise, including, without limitation, Bank's participation in others' loans and all charges, interest, expenses, and costs of collection in connection with the foregoing, including, without limitation, reasonable attorneys' fees (if collected by or through an attorney) and other legal and court costs.

      "Obligor" shall mean Borrower, Guarantor and each other individual or entity primarily or secondarily, directly or indirectly, liable for, whether as maker, endorser, surety, guarantor or otherwise, or directly or indirectly securing, any of the Obligations, together with his, her, its or their heirs, administrators, executors, successors and assigns, including, without limitation, any resulting or surviving corporation following any merger or any other reorganization, any debtor in possession or similar entity following the filing of a petition for relief by or against such Obligor under any chapter of the Federal Bankruptcy Code, as amended, or in any similar proceeding under any state or federal law, and any proprietorship, partnership, corporation, trust or other entity resulting from or arising out of the dissolution, liquidation or change in form of business organization by such Obligor or following any change of name or domicile by such Obligor.

      "Tangible Net Worth" of an entity shall mean the total of all items and categories of property of such entity, which, in accordance with generally accepted accounting principles in the United States, would be included in determining total assets as shown on the assets side of such entity's balance sheet at the date as of which such total assets are determined (excluding any value for receivables owing by officers, directors, employees or affiliates of such entity, and any value for intangible assets, including, without limitation,

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good will, trademarks, patents, copyrights, going concern value, organization expense and other similar items), PLUS any LIFO reserve, if applicable, all deferred taxes, and the current portion of long term note receivables, LESS the total of all items and categories of indebtedness, obligations and liabilities of such entity which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of such entity's balance sheet at the date as of which such total liabilities are to be determined (but excluding the indebtedness of such entity, if any, payment of which has been subordinated to the payment in full of the Obligations pursuant to a written instrument in form and substance satisfactory to Bank), equipment held for sale, long term note receivables, prepaid expenses, and long term investments.

  2. THE LOAN. Upon the execution of this Agreement and provided that Borrower is in compliance with its terms and conditions:

  (a) TERM LOAN. Borrower may from time to time request from Bank, and Bank in its discretion may make to Borrower, upon the terms and conditions set forth in this Agreement, a term loan, a "Term Loan"). The Term Loan, if made, together with interest thereon and loan fees and commitment fees, as applicable, shall be evidenced by, and shall be repayable in accordance with, the terms and conditions of a Commercial Promissory Note (such note, together with any and all amendments thereto and renewals thereof, a "Term Note") made by Borrower to the order of Bank and in form and substance satisfactory to Bank. Proceeds of the Term Loan will be used by Borrower solely for purposes approved by Bank.

  (b) REVOLVING LOAN. Borrower may from time to time request from Bank, and Bank in its discretion may extend to Borrower, a line of credit in the maximum amount of up to an aggregate principal sum outstanding equal to the face amount of a Commercial Revolving Note (which note, together with any and all amendments thereto and renewals thereof, the "Revolving Note") made by Borrower to the order of Bank and in form and substance satisfactory to Bank (the "Maximum Sum"), which sum may, at Bank's discretion, be borrowed, and which Borrower shall repay, together with interest thereon and loan fees and commitment fees, as applicable, in accordance with the terms and conditions of the Revolving Note, which shall evidence Borrower's obligation to repay each advance made under the line of credit, together with such interest and fees, if applicable (each such advance a "Revolving Loan" and all such advances collectively the "Revolving Loans"). If at any time the outstanding principal balance of the Revolving Note exceeds the Borrowing Base, Borrower shall pay Bank immediately, without notice or demand, the amount of such excess, regardless of the stipulated date of maturity, if not payable on demand. Proceeds of the Revolving Loans will be used by Borrower solely for its working capital needs in its present line of business and for only such other purposes as may be specifically approved by Bank in writing.

  3. SECURITY. As security for the full payment and performance of the Obligations, Borrower hereby assigns, conveys, and grants a security interest to Bank in all property, real and personal, in which Borrower has an interest and which is in or comes into the possession, control or custody of Bank (including, but not limited to, balances, credits, deposits, accounts and monies), all property in which Borrower has heretofore granted or hereinafter grants to Bank a security interest or has heretofore conveyed or hereinafter conveys to Bank security title to secure any obligation pursuant to each and every mortgage, deed to secure debt, security agreement or other instrument, agreement or document heretofore or hereinafter executed by Borrower in favor of Bank (collectively the "Security Instruments"), and all proceeds and products of the foregoing property and all books and records relating thereto and all property of Borrower in which Bank has acquired or hereafter otherwise acquires a lien, encumbrance or other right (all of the aforesaid property collectively the "Collateral"), and Borrower hereby agrees that Bank may, at any time and without notice, apply any balances, credits, deposits, accounts, monies or other indebtedness now or hereafter owing by Bank to Borrower in satisfaction of any of the Obligations, whether or not due.

  4.  CONDITIONS TO INITIAL REVOLVING LOAN AND EACH TERM LOAN.  Bank shall not

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be obligated to make the initial Revolving Loan, if applicable, or any Term
Loan, if applicable, unless:

      (a) Each of the conditions set forth in Section 5 hereof have been satisfied;

      (b) Bank shall have received payment in full of all fees, charges, and expenses due in connection with this Agreement, including, without limitation, any loan fees, commitment fees, service fees and attorneys' fees; and

      (c) Bank shall have received all loan documentation deemed reasonably necessary or desirable by Bank or its counsel, satisfactory in form and substance to Bank, providing for the Loan to be extended, secured and guaranteed.

  5. CONDITIONS TO ALL LOANS. Bank shall not be obligated to make any Loan, unless:

      (a) The representations and warranties made by or on behalf of Borrower in connection with the Loan and the representations and warranties contained in this Agreement are true and correct on and as of the date of the request for the Loan;

      (b) If the request is for a Revolving Loan, the amount of the Revolving Loan requested, when aggregated with the unpaid principal balance of all Revolving Loans, does not exceed the lesser of the Borrowing Base or the Maximum Sum;

      (c) At the time of the request for the Loan, no Event of Default or an event that upon notice or lapse of time or both would constitute an Event of Default shall have occurred, and there is no claim, action, suit or proceeding pending or threatened against Borrower, or any other fact or circumstance, that would, in Bank's sole opinion, materially affect any of Borrower's assets or result in a material adverse change in the business condition, affairs, or operations of Borrower; and

      (d) Bank, in its sole discretion, determines to make the Loan.

  6. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Bank to enter into this Agreement and to make or extend Loans as contemplated hereby, Borrower represents and warrants to Bank, each of which representations and warranties is deemed to be material, that:

      (a) Each entity comprising Borrower is a, duly organized, validly existing and in good standing under the laws of the State of Delaware, and each other Obligor, if any, which is a corporation, partnership or other legal entity is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, and Borrower and each other Obligor, if any, has full right, power and authority to conduct its business as currently conducted and is qualified to do business in all jurisdictions in which it conducts its business; Borrower's principal place of business and chief executive office is located at the address set forth above.

      (b) Each Obligor has full right, power and authority to enter into the Loan Documents to which it or he is a party and to consummate the transactions contemplated thereby and has taken all necessary action to authorize the execution, delivery and performance of such Loan Documents and the documents contemplated to be executed and delivered thereby.

      (c) The execution, delivery and performance by each Obligor of the Loan Documents to which such Obligor is a party have been duly authorized by all requisite action on the part of such Obligor and do not and will not (i) violate any provision of such Obligor's articles of incorporation, by-laws, partnership agreement or other organizational documents, or any law, judgment, order or ruling of any court or governmental agency, or (ii) be in conflict with, result in a breach of, or constitute, following notice or lapse of time or both, a

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default under any mortgage, indenture, security agreement, contract or other instrument, agreement or undertaking to which any Obligor is a party or which purports to be binding on any Obligor or any of its property.

      (d) This Agreement and each of the Loan Documents constitutes or will constitute upon execution thereof the legal, valid and binding obligation of the party executing the same, enforceable against it or him in accordance with its terms, and each Obligor possesses all permits, memberships, franchises, contracts, licenses, trademark rights, trade names, patents, and other authorizations necessary to enable it or him to conduct its or his business operations as now conducted, and no filing with, and no consent, approval, permission, authorization, order or license of, any individual, entity, or governmental authority, bureau or agency is necessary in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents.

      (e) There is no litigation, action, proceeding or investigation pending or threatened before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of any Obligor or any of its or their properties or assets or that questions the validity of any action taken or to be taken by any Obligor pursuant to or in connection with the transactions contemplated by this Agreement, nor does Borrower know or have any reasonable grounds to know the basis for the institution of such litigation, action, proceeding or investigation.

      (f) The most recent financial statements of each Obligor delivered to Bank are complete and correct and fairly and accurately present the financial condition of such Obligor and the results of operations as of such date and for such period to which such statements relate and have been prepared in accordance with generally accepted accounting principles applied in a manner consistent with any financial statement previously furnished to Bank, except as noted in such statements. Since the date of those most recent financial statements of each Obligor, there has been no material adverse change in the financial condition of such Obligor and, after due inquiry, there exists no material liability or obligation, direct or indirect, fixed or contingent, assertable against such Obligor that is not reflected in its most recent financial statements or in the notes thereto.

      (g) All federal, state and other tax returns of Borrower required by law to be filed have been completed in full and have been duly filed with the appropriate governmental agency. All taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending or threatened against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor; and no waivers of the Statute of Limitations have been granted to the Commissioner of Internal Revenue or any other taxing authority by Borrower.

      (h) The minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), have been met at all times with respect to all "plans" (if any) of each Obligor to which such standards apply; no Obligor has made a "partial withdrawal" or a "complete withdrawal" from any "multi- employer plan"; no "reportable event" or "prohibited transaction" has occurred with respect to any such "plan" (as all quoted terms are defined in ERISA); no Obligor has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any "plan."

      (i) Except as otherwise expressly disclosed by Borrower to Bank in writing on the date of this Agreement, no "hazardous substance" (as that term is defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ["CERCLA"]) has been released, discharged, disposed of, or stored on any Obligor's owned or leased real or personal property whether by any Obligor, by any third party or by any predecessor in

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interest or title to such Obligor; each Obligor and all of such Obligor's properties are in compliance with all applicable local, state and federal environmental laws and regulations; no notice has been served on any Obligor by any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; no "hazardous substance" (as defined in CERCLA) is produced or used in any Obligor's business; and no improvement on any real property owned or leased by any Obligor contains any asbestos, including, without limitation, asbestos insulation on ceilings, piping or structural members or supports.

      (j) No representation or warranty by Borrower made herein and no statement or certificate to be furnished to Bank pursuant hereto in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the statements therein not misleading.

  7. AFFIRMATIVE COVENANTS OF BORROWER. Borrower covenants and agrees that from and after the date hereof, and so long as the Obligations remain unpaid or this Agreement remains in effect, as follows:

      (a) Borrower shall deliver to Bank, in form and content satisfactory to Bank, within one hundred twenty (120) days after the last day of each fiscal year of Borrower, ANNUAL FINANCIAL STATEMENTS of Borrower including statements of income, expenses, retained earnings and cash flows for the just-ended fiscal year and a balance sheet as of the end of such fiscal year, such statements to be audited by a certified public accountant acceptable to Bank.

      (b) Borrower shall deliver to Bank, in form and content satisfactory to Bank, within ninety (90) days after the last day of each fiscal quarter, INTERIM FINANCIAL STATEMENTS of Borrower, including an income and expense statement and balance sheet, such statements to present fairly the financial condition and results of operations as of and for the periods specified, to set forth all material claims and liabilities, contingent or otherwise, and fully to disclose any Event of Default, including the nature and period of existence thereof, and such statements to be prepared and certified by the chief financial officer of Borrower.

      (c) Borrower shall deliver to Bank, in form and content satisfactory to Bank, within thirty (30) days after the last day of each fiscal quarter, such data, information and reports of or concerning Borrower and each Obligor as Bank may reasonably request and the following additional documents and information: an AGING OF BORROWER'S ACCOUNTS RECEIVABLE, a STATEMENT OF BORROWER'S INVENTORY ON HAND and a COMPLIANCE CERTIFICATE. Additionally, Borrower shall deliver to Bank, in form and content satisfactory to Bank, within thirty (30) days after the last day of each calendar month, a Borrowing Base Certificate and Job Status Report.

      (d) Borrower shall keep adequate records and books of accounts, in which complete entries will be made, reflecting all its financial transactions, and shall maintain its books, accounts and records, including, without limitation, all books and records evidencing or relating to Collateral, in accordance with generally accepted accounting principles, at Borrower's chief executive office as set forth in this Agreement, and shall not remove said books and records from such address without the prior written consent of Bank.

      (e) Upon 48 hours prior notice if no Event of Default exists, and without prior notice if an Event of Default exists, Borrower shall permit Bank or any persons duly designated by Bank to call at the places of business of Borrower at any reasonable time agreed to by Borrower and Lender, and without hindrance or delay to visit, inspect, audit and check any of Borrower's properties, books, records, journals, orders, receipts and any correspondence or other data relating to Borrower's business or any other transactions between or among the parties hereto, and to make copies thereof and take extracts therefrom, and to

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discuss Borrower's financial affairs with Borrower's financial officers and accountants.

      (f) Borrower shall pay and discharge or cause to be paid and discharged promptly all taxes, assessments, fees, withholdings and other governmental charges or levies imposed upon it, or upon its income and profits, or upon any property belonging to it, as well as all claims of any kind (including claims for labor, materials and supplies), which, if unpaid, might by law become a lien or charge against said property; provided, however, that Borrower shall not be required to pay any such tax, assessment, fee, withholding, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, and if it shall have either:
(i) set aside on its books reserves (segregated to the extent required by sound accounting practice) deemed by Bank adequate with respect thereto, or (ii) established a deposit with Bank sufficient to pay or discharge such tax, assessment, fee, withholding, charge, levy or claim, if such proceedings are adversely determined.

      (g) Borrower shall maintain its existence in good standing in the state of its organization or incorporation, maintain its qualification to conduct business and good standing in all jurisdictions where, under applicable law, the failure so to qualify could have a material adverse effect on Borrower's business or its ability to perform the Loan Documents, and conduct its business in the manner in which it is now conducted subject only to changes made in the ordinary course of business.

      (h) Borrower shall promptly, and in any event within five (5) business days after it becomes aware thereof, notify Bank in writing of the occurrence of any material adverse change in its or any Obligor's business, properties, operations or conditions (financial or other) which could reasonably be expected to impair substantially its or such Obligor's ability to perform its or his obligations pursuant to this Agreement, or any of the other Loan Documents, the occurrence of any Event of Default or the occurrence of any pending or threatened litigation claiming damages in excess of $10,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower or any Obligor.

      (i) Borrower shall pay or cause to be paid the principal of, and, if any, the interest and premium on all indebtedness heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable, unless such indebtedness be renewed or extended; and faithfully observe, perform and discharge all the covenants, conditions and obligations that are imposed upon it by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness is issued, and not permit the continuance of any act or omission that is, or pursuant to the provisions thereof may be declared to be, a default in the payment of principal and interest, unless waived, pursuant to the provisions thereof; provided, however, that Borrower shall not be required to make any payment or to take any other action pursuant to this subparagraph at any time while it shall be currently contesting in good faith by appropriate proceedings its obligations to make such a payment or to take such action, if it shall have either: (i) set aside on its books, reserves (segregated to the extent required by sound accounting practices) deemed adequate with respect thereto, or (ii) established a deposit with Bank sufficient to pay any such amount if such proceedings are adversely determined.

      (j) Borrower shall take all appropriate action necessary to protect its business and assets consistent with normal practices; conduct its business in a sound and businesslike manner; and do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all of its rights.

      (k) Borrower shall pay or reimburse Bank for any out-of-pocket expenses, including, without limitation, attorneys' fees, incurred by Bank in preparing, negotiating, modifying or amending the Loan Documents.

      (l) Borrower shall fund all of its "plans" (if any) to which the minimum funding standards of Section 302 of ERISA apply in accordance with such

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standards; furnish Bank, promptly upon Bank's request, copies of all reports or other statements filed with, or received from, the United States Department of Labor, the Internal Revenue Service, or the Pension Benefit Guaranty Corporation with respect to all of Borrower's "plans"; and promptly advise Bank of the occurrence of any "reportable event" or "prohibited transaction" with respect to any such "plan" (as all quoted terms are defined in ERISA).

      (m) Borrower shall comply with all applicable present and future local, state and federal laws, including, without limitation, environmental laws and regulations; notify Bank immediately if any "hazardous substance" (as defined in CERCLA) is released, discharged, disposed of, stored, or discovered on any real or personal property owned or leased by Borrower; notify Bank in writing within three (3) days after Borrower receives notice from any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; and permit Bank from time to time without hindrance or delay to observe Borrower's operations and to perform tests (including soil tests and ground water tests) for "hazardous substances" on any real or personal property owned or leased by Borrower.

      (n) Borrower shall maintain its principal transaction account with Bank.

  8. NEGATIVE COVENANTS. Borrower covenants and agrees that from and after the date hereof, and so long as the Obligations remain unpaid or this Agreement remains in effect, without the prior written consent of Bank, Borrower shall not:

      (a) Create, incur, assume, or suffer to exist any indebtedness of any description whatsoever in excess of $250,000.00 outstanding at any one time, not existing as of the date of this Agreement, except (i) indebtedness incurred under this Agreement, and (ii) any trade indebtedness incurred in the ordinary course of business payable within sixty (60) days of its incurrence.
                                                                   -

      (b) Enter into any merger, reorganization or consolidation; enter into a partnership or joint venture with any other person or entity; make any substantial change in the basic type of business now conducted by it; sell, lease, transfer or otherwise dispose of all or any substantial portion of its assets; take any action that would make it impossible for it to carry out its business as now conducted; change its name; or change the location of its principal place of business or chief executive office.

      (c) Other than in the ordinary course of business, guarantee, endorse, become surety with respect to, or otherwise become directly or contingently liable for or in connection with any obligation or indebtedness of any other person or entity, except that Borrower may endorse negotiable instruments for collection in the ordinary course of business; make any loans, advances or extensions of credit to any person or entity, except for travel advances made to employees in the ordinary course of business; make any investments in any subsidiary or affiliate of any Obligor or any individual or entity related to any Obligor; make any investments in or acquisitions of any business enterprise.

      (d) Allow any single judgment for the payment of money in excess of $10,000.00 or of any number of judgments for the payment of money in excess of the aggregate sum of $25,000.00, excluding amounts in either case with respect to which an insurance carrier admits full coverage (except for applicable deductibles), to remain unsatisfied against it for a period of thirty (30) consecutive days, unless execution thereof is stayed.

      (e) Pay any dividend on any of its capital stock (other than dividends payable in capital stock of Borrower) or redeem, repurchase or otherwise acquire or make any distribution of funds with respect to any of its capital stock, nor will Borrower in any way amend its capital structure.

     (f) Sell, transfer, lease, pledge, abandon, grant any lien on or security interest in, or otherwise encumber or dispose of any of its properties or assets, including without limitation the Collateral or any interest therein, and, except for liens for taxes not yet due and payable, Borrower shall not permit or suffer to exist any lien, security interest or other encumbrance on any of its properties or assets.

      (g) Take or fail to take any action which would result in the imposition of withdrawal liability under Title IV of ERISA.

      (h) Release, discharge, dispose of, store, accept or receive for storage or disposal, or allow to be stored or disposed of, any "hazardous substance" (as defined in CERCLA) on or in any real or personal property owned or leased by Borrower, except as otherwise expressly consented to by Bank in writing; or release, discharge, use, transport, or dispose of any "hazardous substance" in an unlawful manner.

  9. FINANCIAL COVENANTS. Borrower covenants and agrees that from and after the date hereof, and so long as the Obligations remain unpaid or this Agreement remains in effect, that:

      (a) The ratio of Borrower's current assets to its current liabilities shall at all times exceed 1.0 to 1.0.

      (b) Borrower's Tangible Net Worth, as shown on its financial statements, shall exceed as of June 30, 1996, and at all times thereafter, Nine Million Six Hundred Thousand and No/100 Dollars ($9,600,000.00), and, at September 30, 1996, and at all times thereafter exceed Nine Million Eight Hundred Thousand and No/100 Dollars ($9,800,000.00).

      (c) The ratio of Borrower's total liabilities to its Tangible Net Worth shall be less than 1.75: 1.0, measured quarterly and at fiscal year end.

      (d) Borrower's Fixed Charge Coverage shall be greater than 1.15, measured at Borrower's fiscal quarter and calculated for the four (4) fiscal quarters then ended.

      (e) Borrower shall have a fiscal year to date cumulative net profit, measured at fiscal year end.

  10. RIGHTS AND REMEDIES EXCLUSIVE OF DEFAULT. After the occurrence of an Event of Default: Bank may examine, audit or inspect Borrower's books and records constituting, evidencing or otherwise relating to the Collateral, wherever located, at any reasonable time or times, and, without hindrance or delay, may enter upon Borrower's premises for such purposes. Borrower shall assist Bank in whatever way reasonably necessary to make each such examination, audit and inspection. Bank, from time to time at its option, may perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and Borrower agrees to reimburse forthwith Bank for all reasonable costs and expenses of Bank in connection with the foregoing, together with interest thereon from the date incurred until reimbursed. Borrower hereby constitutes Bank or its designee as its attorney-in-fact: to receive, open, and dispose of all mail addressed to the Borrower; to notify the postal authorities to change the address and delivery of mail addressed to the Borrower to such address as Bank may designate; to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders and other remittances that may come into Bank's possession and to deposit or otherwise collect the same; to sign Borrower's name on any invoice or bill of lading, on drafts against customers, and notices to customers; to send verifications of accounts to customers; to execute in Borrower's name any affidavits and notices with regard to any or all lien rights; and to do all other acts and things necessary to carry out this Agreement. Borrower hereby waives notice of presentment, protest and dishonor of any instrument so endorsed. All acts of said attorney-in-fact or designee are hereby authorized and ratified, and said attorney-in-fact or designee shall not be liable for any acts of omission or commission, or for any error of judgment or mistake of fact or law, unless resulting from Bank's gross negligence or intentional misconduct; this power being coupled with an interest is irrevocable while the Obligations remain outstanding.

  11. RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence of any one or more Events of Default: Bank may terminate this Agreement and any obligations of Bank to Borrower under any other agreement, document or instrument and may declare the Obligations, notwithstanding any provisions thereof, without demand or notice of any kind, immediately due and payable, whereupon the Obligations shall become immediately due and payable and may be collected forthwith; Bank shall have the right to take immediate possession of the Collateral without notice or resort to legal process and without demand or notice of any kind to set off and deduct the outstanding balance of the Obligations from sums, if any, which now or hereafter may be owing by Bank to Borrower; and Bank may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and other applicable law. Borrower agrees to pay all costs of Bank of collection of the Obligations and enforcement of rights hereunder, and, if collected by or through an attorney, reasonable attorneys' fees and also other legal and court expenses.

  12. MISCELLANEOUS. (a) Each and every right, power or privilege granted to Bank under the Loan Documents or available to Bank at law or in equity shall be cumulative and may be exercised, and no delay in exercising any such right, power or privilege shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. All rights, powers and privileges granted to Bank hereunder shall be cumulative, and shall not be exclusive of any other rights, powers and privileges granted to Bank by the Loan Documents or any other document, instrument or agreement, or available at law or in equity. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege or the exercise of any other right, power or privilege. No waiver by Bank of any Event of Default hereunder shall constitute a waiver of any subsequent Event of Default. No waiver shall be valid against Bank unless made in writing and signed by Bank, and then only to the extent expressly specified therein.

      (b) All notices, demands and communications required or permitted hereunder shall be deemed to have been sufficiently given or served for all purposes if in a writing delivered personally to a party or to an officer of the party to whom the same is directed, or if sent by first-class or certified mail, postage and charges prepaid, addressed to such party at the following address, or to such other address as shall be furnished in writing by any party to the other pursuant to the provisions hereof:

If to Bank, to:      SouthTrust Bank of Georgia, N.A.
                     647 Roswell Street
                     Marietta, Georgia 30060
                     Attn.: Northwest Region Commercial Banking

If to Borrower, to:  Crown Andersen Inc.
                     Andersen 2000 Inc.
                     306 Dividend Drive
                     Peachtree City, Georgia 30269
                     Attn.: Milton Emmanuelli

Any such notice shall be deemed given as of the date so delivered personally, or three (3) days after the date on which the same was deposited, first-class or certified postage prepaid, in a regularly maintained receptacle for the deposit of United States Mail, addressed as aforesaid.

      (c) This Agreement and the other Loan Documents shall be governed by and construed and enforced in accordance with the substantive laws of the State of Georgia, without regard to principles governing conflicts of law. Borrower hereby consents to the jurisdiction of any state or federal court located in the State of Georgia and, to the extent permitted by applicable law, waives any objection BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION

INSTITUTED IN ANY SUCH COURT AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION WILL BE SUFFICIENT IF SERVED ON BORROWER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR IN ANY MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE COLLATERAL IN THE COURTS OF ANY OTHER JURISDICTION BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THE OBLIGATIONS OF BORROWER UNDER THIS AGREEMENT OR THE RIGHTS OF BANK WITH RESPECT TO THE COLLATERAL.

      (d) This Agreement shall inure to the benefit of Bank, its successors and assigns, and to any person to whom Bank may grant an interest in the Obligations, and shall be binding upon Borrower and its or his respective heirs, personal representatives, executors, administrators, successors and assigns; provided, however, that Borrower shall have no right to assign its rights or obligations hereunder to any person or entity. Time is of the essence in the payment and performance of every provision and covenant of this Agreement and the other Loan Documents. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. This Agreement may not be amended or modified, and Borrower shall not take any action herein prohibited, or omit to perform any action required to be performed by it, unless Borrower shall obtain the prior written consent of Bank to such amendment, modification, action or omission to act, and no course of dealing between Borrower and Bank shall operate as a waiver of any right, power or privilege granted under this Agreement, under the other Loan Documents, or available at law or in equity. This Agreement and the other Loan Documents contain the entire agreement between Borrower and Bank regarding the Loan and the Collateral. Upon the execution and delivery of this Agreement, the terms and conditions of any commitment letter relating to the Loan shall be of no further force or effect. No oral representations or statements shall be binding on Bank, and no agent of Bank has the authority to vary the terms of this Agreement, except in writing on the face hereof or on a separate page attached hereto. If any provision of this Agreement conflicts or is inconsistent with any provision of the Note, the provisions of the Note shall control.

      (e) Borrower, for itself, its heirs, personal representatives, executors, administrators, successors and assigns, hereby agrees to indemnify and hold harmless Bank and its affiliates, successors and assigns, and its stockholders, officers, directors, employees, agents and attorneys from and against any and all claims, demands, liabilities, losses, costs, expenses, damages, suits and judgments (including, without limitation, liability under CERCLA, the Federal Resource Conservation and Recovery Act, and other environmental laws and regulations, and costs of defense and attorneys' fees) resulting from any representation or warranty made by Borrower or on Borrower's behalf pursuant to
Section 7(m) of this Agreement having been false when made, or resulting from Borrower's breach of any of the covenants set forth in Section 8(h) of this Agreement. This Agreement of indemnity shall be a continuing agreement and shall survive payment of the Obligations and termination of the other provisions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized representatives on or as of the date first above written.


BORROWER:
- ---------

CROWN ANDERSEN INC.,
a Delaware corporation



By:________________________________
   Milton Emmanuelli

    Treasurer/Chief Financial Officer

            [CORPORATE SEAL]



ANDERSEN 2000 INC.,
a Delaware corporation



By:________________________________
   Milton Emmanuelli
   Secretary

            [CORPORATE SEAL]



BANK:
- ----

SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association



By:____________________________________
   Jesse R. Erickson
    Vice President

                          GENERAL SECURITY AGREEMENT

  THIS SECURITY AGREEMENT ("Agreement"), dated as of June 28, 1996, is made by the undersigned CROWN ANDERSEN INC., a Delaware corporation, and ANDERSEN 2000 INC., a Delaware corporation (whether one or more, hereinafter collectively referred to as "Debtor"), with SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association ("Secured Party").

                              W I T N E S S E T H:

  FOR VALUE RECEIVED, and in consideration of loans, extensions of credit or other financial accommodations previously, now or hereafter made by Secured Party to Debtor or which are otherwise to the direct interest and benefit of Debtor, Debtor hereby agrees with Secured Party as follows:


      1. SECURITY INTEREST. As security for the full and prompt payment and performance of the Secured Obligations (as hereinafter defined), Debtor hereby grants, bargains, sells, conveys, assigns and sets over to Secured Party, and grants to Secured Party a security interest in, the following property and rights of Debtor:

  A.                     all inventory of Debtor, whether now owned or hereafter
  (Inventory and         acquired by Debtor and wherever located, including,
  Documents)             without limitation, all goods, merchandise, raw
                         materials, work in process, finished goods, and other tangible personal property held for sale or lease or furnished under contracts of service or used or consumed in Debtor's business and all returned, reclaimed and repossessed goods (collectively, the "Inventory"), together with all documents now or hereafter representing any such Inventory
                         (collectively, the "Documents"), and all proceeds and products of the foregoing.

 B.                      all accounts, contract rights, instruments and chattel
 (Accounts)              paper whether arising from the sale of Inventory or the
                         rendering of services by Debtor or otherwise and whether now owned or hereafter acquired by Debtor and whether now existing or hereafter arising and all returned, reclaimed and repossessed goods
                         (collectively, the "Accounts"), together with all books and records relating to such Accounts, and all proceeds of the foregoing.

 C.                      all general intangibles of Debtor, whether now owned or
 (Intangibles)           hereafter acquired by Debtor, including, without
                         limitation, any goodwill, choses in action, causes of action, literary rights, rights to performance, confidential information, purchase orders, trade secrets, trademarks, service marks, patents, copyrights, inventions and other proprietary information (collectively, the "Intangibles"), together with all books and records relating to such Intangibles, and all proceeds of the foregoing.

 D.                      all equipment of Debtor, whether now owned or hereafter
 (Equipment)             acquired by Debtor and wherever located, including,
                         without limitation, all machinery, computer equipment and peripherals, furniture, furnishings, and motor vehicles, and all replacements thereof and substitutes therefor, and all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith
                         (collectively, the "Equipment"), together with all warranties and service contracts relating to such Equipment, and all proceeds of the foregoing. The term
                         "Equipment," as used in this Agreement, also includes fixtures, including leasehold improvements and machinery and appliances which are attached to real property in such a manner as to become fixtures
                         (collectively, the "Fixtures"). The Equipment described herein includes, without limitation, the Specific
                         Equipment, if any, described below.

 E.                      the specific equipment of Debtor described below and
 (Specific Equipment)    all replacements thereof and substitutes therefor, and
                         all accessories, additions, attachments and other goods now or hereafter installed in or affixed thereto or used in connection therewith (collectively, the "Specific Equipment"), and all proceeds of the foregoing:

                         All soil remediation equipment located in Gila Bend, Maricopa County, Arizona, including, without limitation, all rotary kilns, dual cyclone dust collectors, high temperature after burners, evaporative cooler, bag house dust collector, induced draft fan, exhaust stack, continuous stack emissions monitor, instrumentation, and electrical switch gear, some of which is located at 521 Butterfield Trail, Gila Bend, Maricopa County, Arizona 85337.

(All of the property and rights described in paragraphs A, B, C, D, and E above, as applicable, are sometimes hereinafter collectively referred to as the "Collateral.")

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. Debtor covenants, represents and warrants to Secured Party that:

     (a) Each entity comprising is a corporation, duly organized, existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing in every other state in which the nature of its business or the ownership of its properties makes qualification necessary, and the execution, delivery and performance of this Agreement are within Debtor's corporate powers, have been duly authorized, are not in contravention of any law, judgment, order, writ or decree of any court or governmental authority or the terms of Debtor's certificate of incorporation, by-laws or other incorporation papers, or of any agreement or undertaking to which Debtor is a party or by which Debtor or its property is bound.

     (b) Debtor agrees to make all records concerning or constituting the Collateral available to Secured Party, its agents, attorneys and accountants, upon request at any reasonable time and without hindrance or delay, and to allow Secured Party to inspect, audit, check or make copies or extracts of such records.

     (c) Except as otherwise noted in a schedule attached to this Agreement, Debtor is the owner of the Collateral, free and clear of all security interests, liens and encumbrances other than the security interest granted to Secured Party herein, and has the full right and power to transfer the Collateral to Secured Party and to grant to Secured Party a security interest therein. Except as expressly authorized hereunder, Debtor will not sell, transfer, assign or convey any of the Collateral or any interest therein, nor create any other security interest therein, nor permit any financing statement other than that of Secured Party's to be filed in any public office with respect thereto (except as otherwise expressly agreed in writing by Secured Party), nor permit either Debtor's or Secured Party's rights therein to be reached by attachment, levy, garnishment or other judicial process.

     (d) Debtor will pay promptly when due all taxes, charges and assessments upon the Collateral or any part thereof, the use or operation of the Collateral, the proceeds thereof, this Agreement and any note evidencing the Secured Obligations. At its option, Secured Party may discharge any taxes, liens, security interests or other encumbrances or any item levied or placed on the Collateral or any part thereof, but Secured Party shall not be under any duty to exercise any such authority. Debtor agrees to reimburse Secured Party, upon demand, for any payment made by Secured Party pursuant to the foregoing authorization.

     (e) Debtor shall bear the risk of loss of, damage to, or destruction of the Collateral, whether in possession of Debtor, Secured Party or a third party. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if Secured Party takes such action for that purpose as Debtor shall reasonably request in writing, but no omission on the part of Secured Party to take any action, whether or not requested by Debtor, shall of itself be deemed a failure to exercise reasonable care.

     (f) Debtor shall do, make, execute and deliver to Secured Party all such additional acts, things, assignments, assurances, and instruments as Secured Party may require to vest completely in Secured Party its rights hereunder and in or to the Collateral. At the request of Secured Party, Debtor will execute financing statements as provided for under the Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. Debtor agrees that a carbon or photostatic copy of this Agreement may be filed as a financing statement in any public office. If certificates of title are now or hereafter issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon at Debtor's expense. Debtor will deliver all instruments, documents and chattel paper which constitute a part of the Collateral to Secured Party upon request, duly endorsed by Debtor to the order of Secured Party or in blank, in each case, in form satisfactory to Secured Party. Secured Party may elect not to perfect its security interest in all or any part of the Collateral without impairing its rights against Debtor or any other party.

     (g) Debtor hereby irrevocably makes, constitutes and appoints Secured Party and any of its officers or designees as Debtor's true and lawful attorney-in-fact with full power and authority to do any and all acts necessary or proper to carry out the intent of this Agreement, including, without limitation, the right, power and authority (i) to receive and give receipt for any amount or amounts due or to become due to Debtor with respect to the Collateral and to endorse and negotiate in the name of Debtor any check or other item issued in payment or on account thereof, and in the name of Secured Party or of Debtor to enforce by suit, compromise, settle, discharge, extend the time of payment, file claims or otherwise participate in bankruptcy proceedings, and deal in and with Collateral and any proceeds thereof; (ii) to open mail addressed to Debtor, remove any Collateral or proceeds of Collateral therefrom, and deliver the remainder of such mail to Debtor; (iii) to do all acts and things deemed by Secured Party to be appropriate to protect, preserve and realize upon the Collateral; and (iv) to obtain, adjust, settle, or cancel any insurance carried with respect to the Collateral and to endorse in Debtor's name and give receipts for checks and drafts issued in payment of losses and as return premiums with respect to any such insurance, but Secured Party shall not be under any duty to exercise any such authority or power or in any way be responsible for collecting or realizing upon the Collateral. Debtor hereby ratifies and confirms all that Secured Party, its officers or designees, shall do as such attorney-in-fact by virtue of the foregoing powers, which powers are coupled with an interest and are irrevocable until this Agreement has been terminated as hereinafter provided. Secured Party shall not be liable for any act or omission which Secured Party, its officers or designees shall take or fail to take pursuant to the foregoing powers.

  3. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO INVENTORY. Debtor has granted Secured Party a security interest in Inventory AND Debtor further agrees with Secured Party as follows:

     (a) Debtor will allow Secured Party and any of its officers, agents, attorneys or accountants to examine or inspect the Inventory wherever located at all reasonable times.

     (b) Debtor will keep the Inventory in good condition and will not waste or destroy any of the same. If Debtor should fail to take appropriate steps, as determined by Secured Party, to maintain the Inventory in good condition, Secured Party, at its option, may take such steps and expend such funds as it deems necessary for the preservation of the Inventory. Debtor agrees to reimburse Secured Party on demand for any sums spent by Secured Party with respect to the maintenance of the Inventory.

     (c) Until the occurrence of an event of default hereunder, Debtor may use the Inventory in any lawful manner consistent with Debtor's customary business, provided that such use is not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon, and Debtor may sell the Inventory in the ordinary course of business. A sale in the ordinary course of business does not include a return to a vendor for credit or other transfer in partial or total satisfaction of a debt. Until the occurrence of event of default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's customary business.

  4. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO ACCOUNTS. Debtor has granted Secured Party a security interest in Accounts AND Debtor hereby further agrees with Secured Party as follows:

     (a) Each Account owing to Debtor, and all names of all account debtors, amounts owing, due dates, and other facts appearing on Debtor's records relating thereto, are true, correct and genuine and are what they purport to be, and each such Account arises out of a bona fide sale of goods or other property sold and delivered to, or out of services rendered by Debtor to, the account debtors so indicated, and the amount of each such debt is unconditionally owed to Debtor by each such account debtor, except for normal cash discounts, and is not subject to any offset, credit, deduction, or counterclaim, and Debtor is the sole owner thereof.

     (b) The address of Debtor's chief executive office and principal place of business is the address shown above Debtor's signature at the end of this Agreement. Debtor agrees not to change the address of Debtor's chief executive office without giving at least fifteen (15) days prior written notice to Secured Party.

     (c) Secured Party shall have the right at any time, whether before or after the occurrence of a default hereunder by Debtor, to notify any or all account debtors or obligors on the Accounts to make payment directly to Secured Party, or to make payment to an address (a "lockbox") under the exclusive control of Secured Party. Upon request of Secured Party, Debtor agrees immediately to notify any or all account debtors and obligors to make payment directly to Secured Party or to such lockbox and to place Secured Party's or such lockbox's address on Debtor's invoices and statements as the address to which payment should be made. To the extent Secured Party does not so elect to notify, or does not request Debtor to notify, the account debtor or obligors, Debtor shall continue to collect such Accounts. Debtor agrees not to commingle any proceeds of any of the Accounts with any of Debtor's own funds, goods or property, and at all times to hold such proceeds in trust for Secured Party until delivery thereof is made to Secured Party. Debtor agrees to deliver all proceeds of the Accounts in precisely the form received by Debtor, with the endorsement of Debtor if requested by Secured Party. Secured Party may apply such proceeds to any of the Secured Obligations, whether or not such Secured Obligations have matured by their terms, or Secured Party may, at its option, release such proceeds to Debtor for use in Debtor's business. Secured Party need not apply nor give credit for any item included in such proceeds until Secured Party has received final payment therefor at its offices in cash or cash equivalents acceptable to Secured Party.

     (d) Weekly, monthly, or at such other intervals as Secured Party shall designate, Debtor agrees to deliver to Secured Party lists and agings of all Accounts in such form, and in such detail, as Secured Party shall require, together with copies of invoices, delivery receipts, bills of lading and such other documents in support of or relating to Accounts as Secured Party shall require.

     (e) If any of the Accounts arise out of contracts with the United States or any agency thereof, Debtor agrees to notify Secured Party thereof and to execute such documents as shall be necessary to permit Secured Party to perfect its right to receive payment under the Federal Assignment of Claims Act.

     (f) Debtor will promptly notify Secured Party in writing in the event the account debtor on any Account refuses to accept or returns any goods which are the subject of the Account, and of the bankruptcy, insolvency, or cessation of business of or by any such account debtor, and of any claim asserted against Debtor for credit allowances, adjustments, offsets or counterclaims by any such account debtor;

     (g) Upon request of Secured Party, Debtor will purchase insurance covering the loss of, and cost of reconstruction of, Debtor's records of its Accounts and all books and records relating thereto, such insurance to be issued by an insurer acceptable to Secured Party and to contain such coverage provisions as Secured Party shall request.

  5. REPRESENTATIONS, WARRANTIES AND COVENANTS RELATING TO INVENTORY, EQUIPMENT, AND SPECIFIC EQUIPMENT. Debtor has granted Secured Party a security interest in Inventory, Equipment, and Specific Equipment AND Debtor agrees with Secured Party as follows:

     (a) Debtor's Inventory, Equipment, and/or Specific Equipment, as applicable, are kept or stored only at the address shown above Debtor's signature at the end of this Agreement and at the following addresses:


- --------------------------------------------------------------------------------
Street Address                  City            County      State          Zip

- -------------------------------------------------------------------------------
Street Address                  City            County      State          Zip

- -------------------------------------------------------------------------------
Street Address                  City            County      State          Zip

- -------------------------------------------------------------------------------
Street Address                  City            County      State          Zip


(Failure to list any address where Inventory, Equipment, or Specific Equipment are kept shall not limit or affect Secured Party's security interest therein.)

Debtor agrees not to keep or store any Inventory, Equipment, and/or Specific Equipment, as applicable, at any address other than those set forth above without giving at least fifteen (15) days prior written notice to Secured Party.

     (b) Debtor agrees not to sell or otherwise dispose of any Equipment or Specific Equipment, as applicable, except worn out or obsolete Equipment or Specific Equipment which is immediately replaced with other Equipment of equivalent function and of equal or greater value (and if a motor vehicle, upon which the security interest of Secured Party has been properly noted on the certificate of title therefor).

     (c) All Inventory, if applicable, is and will be produced in compliance with the Federal Fair Labor Standards Act.

     (d) Debtor will maintain insurance at all times with respect to all Inventory, Equipment, and/or Specific Equipment, as applicable, against risk of fire (including so-called extended coverage), theft, water damage and such other risks as Secured Party may require from time to time and, in the case of motor vehicles, against risk of collision and vandalism, in such amounts, in such form, for such perils, and written by companies as may be satisfactory to Secured Party. Secured Party shall be named as loss payee under such policies of insurance. Debtor may furnish such insurance through an existing policy or a policy independently obtained and paid for by Debtor. All policies of insurance shall provide for a minimum of ten (10) days prior written notice to Secured Party before cancellation. At request of Secured Party, Debtor will deliver such policies, or at Secured Party's option, certificates thereof, to Secured Party to be held by it. Debtor hereby assigns all insurance policies at any time covering any Inventory, Equipment, or Specific Equipment, as applicable, and all return or unearned premiums thereunder to Secured Party as additional collateral for the Secured Obligations. Secured Party in its discretion may apply any proceeds of such insurance to the payment of the Secured Obligations, whether or not due, in such order of application as Secured Party may elect, or may release such proceeds to Debtor for use in purchasing other Inventory, Equipment, and/or Specific Equipment, as applicable, as a replacement for any loss thereof. In the event Debtor fails to provide any insurance as required herein, Secured Party may, at its option, purchase such insurance or, at Secured Party's option and after ten (10) days' prior written notice to Debtor, Secured Party may purchase insurance covering only Secured Party's interest in the Inventory, Equipment, and/or Specific Equipment, as applicable. Debtor agrees to reimburse Secured Party on demand for the cost of such insurance.

     (e) Upon request of Secured Party at any time, Debtor will deliver to Secured Party lists or copies of all Accounts which are proceeds of Inventory, Equipment, or Specific Equipment, as applicable, promptly after they arise. Unless Secured Party shall have otherwise agreed with Debtor in writing, Debtor will deliver to Secured Party, promptly upon receipt, all proceeds (except goods) of the Inventory, Equipment, or Specific Equipment, as applicable, received by Debtor, including proceeds of such Accounts, in precisely the form received by Debtor, with the endorsement of Debtor if requested by Secured Party. Debtor agrees not to commingle any proceeds of such Collateral with any of Debtor's own funds, goods or property, and at all times to hold such proceeds upon express trust for Secured Party until delivery thereof is made to Secured Party. To evidence Secured Party's rights hereunder, Debtor will assign or endorse proceeds to Secured Party in such form as Secured Party may request and Secured Party shall have the full power and authority to collect, compromise, endorse, sell or otherwise deal with proceeds in its own name or that of Debtor. Secured Party in its discretion may apply cash proceeds to the payment of any of the Secured Obligations, whether or not due, in the order of application as Secured Party may elect, or may release such cash proceeds to Debtor for use in the operation of Debtor's business.

  6. WAIVERS OF DEBTOR.  Debtor hereby expressly waives:

     (a) notice of acceptance of this Agreement;

     (b) notice of the existence or creation of any or all of the Secured Obligations;

     (c) notice of any default, nonpayment, partial payment, presentment, demand and all other notices which Debtor may be entitled to whatsoever;

     (d) any invalidity or disability in whole or in part with respect to any Collateral, at the time of its acceptance or at any other time, as well as with respect to the liability of any Obligor;

     (e) the fact that the Collateral or any part thereof may at any time or from time to time be incorrectly estimated or deteriorate in value for any cause whatsoever;

     (f) all diligence in collection or protection of or realization upon the Collateral, the Secured Obligations, or any part thereof, or any security for any of the foregoing;

     (g) any duty or obligation on the part of Secured Party to ascertain the extent or nature of the Collateral, or any part thereof, or the liability of Obligor, as well as any duty or obligation on the part of Secured Party to take any steps or actions to safeguard, protect, deal with, handle, obtain or convey information with respect to the Collateral or any part thereof; and

     (h) any right to require Secured Party to proceed against any Obligor, if Debtor is not the same as Obligor, as set forth in Section 10-7-24 of the Official Code of Georgia.

================================================================================

   DEBTOR HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS DEBTOR MAY HAVE TO NOTICE PRIOR TO THE SEIZURE OF THE COLLATERAL. THIS WAIVER IS GIVEN BY DEBTOR TO SECURED PARTY IN ACCORDANCE WITH SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA IN ORDER TO ELIMINATE THE REQUIREMENT THAT SECURED PARTY FURNISH A BOND SHOULD SECURED PARTY SEEK AN IMMEDIATE WRIT OF POSSESSION.


   -----------------------------------------
   SIGNATURE ON BEHALF OF DEBTOR

===============================================================================

  7. EXPENDITURES. All sums expended by Secured Party for which Debtor is obligated to reimburse Secured Party under this Agreement shall bear interest from the date the expenditure is made until the date paid at the rate provided in any promissory note evidencing the Secured Obligation with respect to which the sum was expended by Secured Party, or if no single such promissory note exists or is identifiable, then at the rate which is two (2) percentage points in excess of the rate of interest per annum announced by Secured Party from time to time as its base rate of interest as of the date such expenditure was made.

  8. DEFAULT. Any or all of the Secured Obligations shall, at the option of Secured Party and notwithstanding the stated maturity date of any instrument evidencing any such Secured Obligations, become immediately due and payable, without notice or demand, except as specifically provided in any such investment, upon the occurrence of any of the following events, each of which shall constitute an event of default hereunder:

     (a) The failure of any Obligor to pay or perform as and when due any of the Secured Obligations;

     (b) The failure of Debtor to pay or perform as and when due any covenant or agreement contained in this Agreement or if any warranty or representation made or any writing furnished to Secured Party by or on behalf of Debtor in or in connection with this Agreement is breached or is false or inaccurate in any material respect when made or furnished;

     (c) Loss, theft, damage, or destruction of any material part of the Collateral, or any levy, seizure, garnishment or attachment thereof or thereon;

     (d) The death of (if an individual), or dissolution of (if a partnership or corporation), insolvency of, general assignment for the benefit of creditors by, filing of a petition under any chapter of the federal bankruptcy code by or against, filing of an application in any court for a receiver for, entry of any judgment against, or issuance of a levy or writ of execution, attachment or garnishment against any of the property of, any Obligor;

     (e) The transfer by any Obligor of all or substantially all of his, her or its assets outside the ordinary course of business, or the waste, loss or dissipation of a substantial part of such person's assets;

     (f) If any Obligor is a partnership, the withdrawal or removal of any general partner of such partnership;

     (g) If any Obligor is a corporation, the transfer, directly or indirectly (including through any voting trust, irrevocable proxy, or the like), of the ownership or power to vote more than fifty percent (50%) of the voting stock of such corporation;

     (h) The occurrence of any default or event authorizing acceleration as provided under any promissory note or other evidence of debt, loan agreement, security agreement, pledge agreement, assignment, mortgage, deed to secure debt, deed of trust, lease agreement or other agreement or contract between any Obligor and Secured Party;

     (i) The financial responsibility of any Obligor becomes impaired at any time in the sole opinion of Secured Party; or

     (j) The determination by Secured Party that it otherwise deems itself to be insecure.

  9. REMEDIES. Upon the occurrence of any event of default set forth in the preceding paragraph 8 and at any time thereafter, Secured Party shall have and be entitled to exercise, from time to time, all the rights and remedies of a secured party under the Uniform Commercial Code, and other applicable law, including, without limitation, the right to take possession of all or any part of the Collateral and, with or without taking possession thereof, to sell the Collateral at one or more public or private sales, at Secured Party's option.
At Secured Party's request, Debtor agrees to assemble the Collateral and to make it available to Secured Party at a place to be designated by Secured Party. Debtor waives any notice of sale or other disposition of the Collateral. To the extent that such notice may not be waived under applicable law, Debtor agrees that notice of sale or other disposition of the Collateral hereunder, or any part thereof, shall be sufficient if such notice is provided to Debtor in accordance with the notice provisions set forth in this Agreement at least five
(5) calendar days before the time of the sale or disposition. Debtor agrees to pay Secured Party on demand all expenses incurred or paid by Secured Party in protecting or enforcing the Secured Obligations and the rights of Secured Party hereunder, including Secured Party's right to take possession of and sell or dispose of the Collateral, and in repossessing, collecting and storing the Collateral, preparing the Collateral for sale, advertising and conducting such sale, and collecting the proceeds of such sale. The proceeds of any sale or other disposition or collection of the Collateral shall be applied, first, to the payment of all costs and expenses incurred by Secured Party in connection with such sale or other realization including, without limitation, attorneys' fees as specified above and all costs of litigation, and to the repayment of all advances made by Secured Party hereunder for the account of Debtor and the payment of all costs and expenses paid or incurred by Secured Party in connection with this Agreement or in the exercise of any right or remedy hereunder or under applicable law; second, to the payment of the Secured Obligations in such order as Secured Party may elect; and third, to Debtor, or any other person entitled thereto, or as a court of competent jurisdiction may direct. Debtor will remain obligated to pay any deficiency.

  10. SET-OFF RIGHTS. Secured Party shall have the right to set off the Secured Obligations against any indebtedness or liability of Secured Party to Debtor at any time existing. As additional security for the Secured Obligations, Debtor hereby transfers and assigns to Secured Party, and grants to Secured Party a security interest in, all account balances, credits, deposits, and rights of withdrawal of Debtor with Secured Party, whether now owned or hereafter acquired, and whether jointly or severally held, and Debtor agrees that Secured Party shall have a lien upon and security interest in all property of Debtor of every kind now or hereafter in the possession or control of Secured Party for any reason.

  11. NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or three (3) days after being deposited in the United States mail, postage prepaid, certified with return receipt requested, to Debtor if mailed to the address set forth above Debtor's name at the end of this Agreement and to Secured Party at the address set forth in the beginning of this Agreement or at such other address within the continental United States for either party as such party may designate by notice to the other given in accord ance with the provisions of this paragraph; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof.
Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute receipt.

  12. MISCELLANEOUS. (a) At such time as the Secured Obligations are paid and satisfied in full and Secured Party has no other or further obligation, contingent or otherwise, to make any present or future advance of funds or to incur any present or future expense contemplated by the agreements relating to the Secured Obligations, Secured Party will deliver to Debtor a written termination of this Agreement upon written request therefor from Debtor. Prior to such termination this shall be a continuing Agreement in every respect.

     (b) No delay by Secured Party in enforcing its rights hereunder shall prejudice its rights to enforce this Agreement. All rights and remedies under this Agreement, under any other agreement and under applicable law shall be cumulative, and any failure of Secured Party to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time and from time to time thereafter. No waiver by Secured Party shall be effective unless made in writing by a duly authorized officer or agent of Secured Party, and no waiver by Secured Party of any right or remedy shall constitute a waiver of any other or future right or remedy. This Agreement shall inure to the benefit of Secured Party, its successors and assigns, and to any person to whom Secured Party may grant an interest in any of the Secured Obligations, and shall be binding upon Debtor and his, her, its or their respective heirs, executors, administrators, successors and assigns. This agreement shall be governed, construed and enforced in accordance with the substantive laws of the State of Georgia, without regard to principles of conflict of laws.

     (c) Debtor hereby consents to the jurisdiction of any state or federal court located in the State of Georgia and, to the extent permitted by applicable law, waives any objection based on venue or forum non conveniens with respect to any action instituted in any such court and agrees that service of process in any such action will be sufficient if served on Debtor by certified mail, return receipt requested or in any manner provided by law. Notwithstanding the foregoing, secured party shall have the right to bring any action or proceeding against debtor or the collateral in the courts of any other jurisdiction Secured Party deems necessary or appropriate in order to enforce the obligations of Debtor under this agreement or the rights of Secured Party with respect to the Collateral.

  13. Definitions. As used in this Agreement, the following terms have the following meanings:

     "Obligor" means and includes Debtor and each other person primarily or secondarily liable to Secured Party for any of the Secured Obligations, together with his, her, its or their heirs, administrators, executors, successors and assigns, including any resulting or surviving corporation following any merger or any other reorganization, and also includes any debtor in possession or similar entity following the filing of a petition for relief by or against Obligor under any chapter of the federal bankruptcy code or in any similar proceeding under state or federal law, and also includes any proprietorship, partnership, corporation, trust, or other entity resulting from or arising out of the dissolution, liquidation or change in form of business organization by Obligor or following any change of name or domicile by Obligor.

     "Secured Obligations" means all debts and other obligations now owed by Debtor to Secured Party, all debts and other obligations owed by Debtor to Secured Party in the future, all extensions and renewals of any such debts or obligations, and all interest and other lawful fees and charges on any or all such debts and obligations, including, without limitation, late charges, penalty interest, premiums and costs of collection (including attorneys' fees) for which Debtor has agreed to pay or reimburse Secured Party, or for which Debtor is obligated to pay Secured Party under applicable law, together with each and every promissory note, guaranty, or other instrument or writing now or hereafter evidencing the obligation of Debtor to pay any such debt, the interest thereon or such other charges; whether such debts or other obligations are now foreseen or unforeseen; whether now due or to become due in the future; whether arising from contract, tort or otherwise; whether arising from an original obligation of Debtor to Secured Party or from an obligation of Debtor which was purchased by Secured Party, whether from time to time increased, reduced or entirely extinguished and then reincurred; whether direct or indirect, absolute or contingent, liquidated or unliquidated, secured or unsecured; whether otherwise guaranteed or not; and whether arising out of one or more loans or other extension of credit from, or line of credit with, or the issuance of one or more letters of credit by, or the acceptance of one or more bankers' acceptances by, or the lease of personal property from, or the furnishing of other financial accommodation by Secured Party, or otherwise. The Secured Obligations include, without limitation, interest, fees and other charges on any debt or obligation of Debtor to Secured Party accruing after the filing of a petition under any chapter of the federal bankruptcy code by or against Debtor and any loans or other credit or financial accommodations extended to Debtor after the filing of any such petition. The Secured Obligations shall also include, without limitation, any amounts which Debtor may be obligated to pay Secured Party under this Agreement and all costs and expenses incurred by Secured Party in connection with the collection and realization upon the Collateral and enforcement of its rights hereunder, including without limitation, court costs, litigation expenses and reasonable attorneys' fees if referred to an attorney for collection.

   All terms used in this Agreement which are not expressly defined herein shall have the meaning, if any, ascribed to them in Article 9 of the Uniform Commercial Code.

  14. TIME OF ESSENCE. Time is of the essence of every provision of this Agreement.

  IN WITNESS WHEREOF, each Debtor has executed this Agreement under seal, or has caused this Agreement to be executed by its duly authorized agent and its seal to be affixed hereto, as of the date set forth above.


ADDRESS OF        306 DIVIDEND DRIVE
DEBTOR:           PEACHTREE CITY, GEORGIA 30269


DEBTOR:

CROWN ANDERSEN INC.,
a Delaware corporation



By: /s/Milton Emmanuelli
    ----------------------------------
    Milton Emmanuelli
    Treasurer/Chief Financial Officer

        [CORPORATE SEAL]



ANDERSEN 2000 INC.,
a Delaware corporation



By: /s/ Milton Emmanuelli
    ----------------------------------
    Milton Emmanuelli
    Secretary

        [CORPORATE SEAL]

                           COMMERCIAL REVOLVING NOTE


$5,000,000.00                  Atlanta, Georgia                   June 28, 1996


     FOR VALUE RECEIVED, the undersigned CROWN ANDERSEN INC., a Delaware corporation, and ANDERSEN 2000 INC., a Delaware corporation (hereinafter collectively referred to as "Maker"), jointly and severally promise to pay to the order of SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association (hereinafter referred to as "Payee"; Payee and any subsequent holder of this Note being referred to collectively as "Holder"), at any office of Payee in Atlanta, Georgia, or at such other place as Holder may designate, the principal amount of Five Million and No/100 Dollars ($5,000,000.00), or such lesser amount as may be outstanding and unpaid hereunder, together with interest on so much thereof as is outstanding hereunder from time to time at the rate stated below from the date of this Note (or other interest accrual date shown below) until maturity, and at the rate of interest which is two percent (2%) per annum in excess of the rate stated below after maturity, said principal and interest to be due and payable as stated below.

     INTEREST RATE. Interest will accrue on each advance made under this Note at a rate per annum which is the Base Rate (hereinafter referred to as the "Floating Rate"). "Base Rate," as used herein, means the rate of interest designated by Payee from time to time as its Base Rate. Maker understands that the Base Rate merely serves as a basis for calculating rates of interest and is not necessarily the lowest rate charged by Payee. The Base Rate on the date of this Note is eight and one-quarter percent (8.25%) per annum and, consequently, the rate of interest charged under this Note on any advance made on the date of this Note is eight and one-quarter percent (8.25%) per annum. Any change in the rate of interest accruing under this Note resulting from a change in the Base Rate shall be effective on any day the Base Rate changes.

     PAYMENT SCHEDULE. Principal and interest shall be due and payable as follows: Interest only on the outstanding principal amount shall be due and payable monthly, in arrears, beginning on August 1, 1996, and continuing on the first day of each month thereafter until maturity. On February 28, 1997, all unpaid principal, plus accrued and unpaid interest, shall be due and payable in full.

     INTEREST ACCRUAL. Interest shall accrue daily on the unpaid principal amount of this Note and will be calculated at the rate stated above on the basis of a 360-day year and the actual days elapsed by multiplying the unpaid principal amount by the per annum rate stated above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

     REBORROWINGS. Until the earlier of maturity of this Note, or the occurrence of any event giving Holder the right to accelerate the maturity of this Note as provided below, or written or oral notice to Maker of Holder's election to terminate the line of credit (which notice Holder may give at its discretion), Maker may borrow hereunder, repay the principal amount in whole or in part upon the terms and conditions set forth herein, and reborrow hereunder, so long as the aggregate unpaid principal amount of such advances does not exceed the principal amount of this Note at any time. To the extent permitted by law, any accrued interest not paid when due as set forth above may at Holder's discretion be paid by Holder providing an advance hereunder in the amount of such unpaid interest, or if the outstanding principal balance under this Note would not permit such advance, the unpaid interest shall be added to the principal balance due hereunder. Any such advance or principal amount shall accrue interest at the rate provided for herein.

     LOAN FEE.   A loan fee in the amount of $12,500.00 has been paid by Maker to Payee on the date of this Note. The loan fee is earned when paid and is not subject to refund except to the extent required by law.

     SECURITY. As security for the full payment and performance of this Note, Maker hereby assigns, conveys, and grants a security interest to Holder in all property in which Maker has an interest which is in or comes into the possession, control or custody of Holder, all property in which Maker has heretofore granted or hereafter grants to Holder a security interest to secure any obligation, and all property of Maker in which Holder has acquired or hereafter otherwise acquires a lien, encumbrance or other right (including, but not limited to, balances, credits, deposits, accounts and monies). Maker hereby agrees that Holder may, at any time and without notice, apply any balances, credits, deposits, accounts, monies or other indebtedness now or hereafter owing by Holder to Maker in satisfaction of any indebtedness evidenced by this Note whether or not due.

     FINANCIAL STATEMENTS. Maker agrees, for so long as there is any amount outstanding under this Note or Maker is entitled to request advances hereunder, to provide Holder financial statements and other information of or concerning Maker and any other Obligor (as hereinafter defined), in such detail, of such quality (i.e., audited, reviewed, unaudited or otherwise), and with such frequency and timeliness as Holder may reasonably request from time to time.
All financial statements required by Holder as set forth above shall be prepared in accordance with generally accepted accounting principles (except for the absence of footnotes with respect to monthly and quarterly financial statements) and shall fairly present the financial condition and results of operations of the Obligor specified as of the end of and for the period covered thereby.

     USE OF PROCEEDS. Maker represents and agrees that the proceeds of the loan evidenced by this Note shall be used solely for business purposes and shall not be used for any personal, family, household, consumer or other purpose.

     LATE CHARGE.  If any payment of the principal amount outstanding under this
Note is late ten (10) days or more, in addition to interest after maturity as provided above, Maker agrees to pay a late charge equal to one-half of one percent (1/2%) of the amount of the payment which is late, subject to a minimum late charge of $5.00 and a maximum late charge of $250.00 for any one payment as compensation for administrative and other costs associated with the late payment as set forth below.

     MAXIMUM RATE OF INTEREST. If, at any time, the rate or amount of interest, late charges, attorneys' fees or any other charge payable under this Note should exceed the maximum rate or amount permitted by applicable law, then for such time as such rate or amount would be excessive, its application shall be suspended and there shall be charged instead the maximum rate or amount permitted under such law, and any excess interest or other charge paid by Maker or collected by Holder shall be refunded to Maker or credited against the principal amount of this Note, at the election of Holder or as required by applicable law. Maker agrees that the late charge provided in this Note is a reasonable estimate of probable additional unanticipated internal costs to Holder of reporting and accounting for the late payment, that such costs are difficult or impossible to estimate accurately, and that the agreement to pay a late charge is a reasonable liquidated damages provision.

     DEFAULT. The following shall constitute events of default under this Note: a failure of Maker (Maker and each other person primarily or secondarily liable to Holder for the indebtedness evidenced by this Note hereinafter collectively referred to as "Obligors") to make any payment of principal or interest or any other amount under this Note when due or failure of Maker to perform or observe any promise or agreement contained in this Note; the death of (if an individual), death of a general partner (if a partnership), or dissolution of (if a partnership or corporation), insolvency of, general assignment for the benefit of creditors by, any Obligor; the commencement of a voluntary proceeding under any law relating to bankruptcy, insolvency, reorganization, arrangement, composition or readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect, including without limitation the filing of a petition under any chapter of the Federal Bankruptcy Code, as amended, by or against, or acquiescence in writing to same by, or failure to timely and diligently controvert any such involuntary proceeding by, any Obligor; the filing of a proceeding for the appointment of a receiver, custodian, trustee, liquidator or similar official for Obligor or Obligor's property or consenting to the appointment of same; the failure of an involuntary petition for relief under the federal bankruptcy code to be dismissed within thirty (30) days after the commencement thereof or in which an order for relief is entered; the making by any Obligor of a conveyance fraudulent as to creditors under any state or federal law; entry of any judgment against, or issuance of a levy or writ of execution, attachment or garnishment against any of the property of, any Obligor; the inability of any Obligor to pay debts as they become due or admit in writing to such effect; the transfer by any Obligor of all or substantially all of his, her or its assets outside the ordinary course of business, or the waste, loss or dissipation of a substantial part of such person's assets; if any Obligor is a partnership, the withdrawal or removal of any general partner of such partnership; if any Obligor is a corporation, the transfer, directly or indirectly (including through any voting trust, irrevocable proxy, or the like), of the ownership or power to vote more than thirty percent (30%) of the voting stock of such corporation; the suspension of the operation of any Obligor's present business; the occurrence of any default or event authorizing acceleration as provided under any promissory note or other evidence of debt, loan agreement, security agreement, pledge agreement, assignment, mortgage, deed to secure debt, deed of trust, lease agreement or other agreement or contract between any Obligor and Holder or any third party; any statement, representation or warranty of any Obligor made orally or in writing in any document evidencing, securing or otherwise relating to the indebtedness evidenced by this Note or in any other writing or statement at any time furnished or made by any Obligor to Holder is false or misleading in a material respect as of the date furnished or made; revocation or termination of any guaranty executed in favor of Holder guaranteeing the indebtedness evidenced by this Note; the financial responsibility of any Obligor becomes impaired at any time in the sole opinion of Holder; or, the determination by Holder that it otherwise deems itself to be insecure.

     REMEDIES. If this Note is payable on demand, all of the principal amount outstanding hereunder and all accrued but unpaid interest thereon shall be due and payable in full upon demand by Holder, whether or not any event of default described below has occurred and whether or not Holder reasonably deems itself to be insecure. If any event of default under this Note should occur, all unpaid amounts of any or all of the principal amount outstanding hereunder and all accrued but unpaid interest thereon shall, at the option of Holder and without notice or demand, become immediately due and payable and Holder shall have and be entitled to exercise, from time to time, all the rights and remedies available to it as provided elsewhere in this Note, in any other agreement or contract between Maker and Holder and under applicable law. All of Holder's rights and remedies shall be cumulative, and any failure of Holder to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time and from time to time thereafter.

     WAIVER. With respect to the obligations of Maker under this Note, to the extent permitted by applicable law, Maker waives the following: (1) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold Maker liable on this Note; (2) all statutory provisions and requirements for the benefit of Maker (including notice requirements), now or hereafter in force (except to the extent provided for in any other contract or agreement between Maker and Holder); and (3) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which Holder and any Maker shall be adverse parties.

     NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Note shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or three (3) days after being deposited in the United States mail, postage prepaid, certified with return receipt requested, to Maker if mailed to the address set forth above Maker's name at the end of this Note and to Holder at the address set forth in the beginning of this Note or at such other address within the continental United States for either party as such party may designate by notice to the other given in accordance with the provisions of this paragraph; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute receipt.

     EXPENSES AND COLLECTION COSTS. Maker agrees to pay all filing fees and taxes in connection with this Note and all costs of collecting or securing or attempting to collect or secure any of the indebtedness evidenced by this Note, including, without limitation, court costs, litigation expenses and reasonable attorneys' fees, and all accrued but unpaid interest thereon, if this Note is referred to an attorney for collection. If attorneys' fees in such amount would be prohibited by applicable law, then Maker agrees to pay reasonable attorneys' fees not to exceed the maximum amount allowed by law.

     PARTICIPATION OF NOTE. Maker understands that Holder may enter into participation agreements with participating institutions whereby Holder will sell undivided interest in this Note to such other institutions. Maker agrees that Holder may furnish information regarding Maker, including financial information, to such institutions from time to time and also to prospective participating institutions in order that such institutions may make an informed decision whether to purchase a participation in this Note. Maker hereby grants to each such participating institution, to the extent of its participation in this Note, the right to set off deposit accounts maintained by Maker, or any of them, with such institution, against unpaid amounts owed under this Note. Upon written request from Holder, Maker agrees to make each payment under this Note directly to each such participating institution in proportion to the participant's interest in this Note as set forth in such request from Holder.

     MISCELLANEOUS. No delay by Holder in enforcing its rights hereunder shall prejudice Holder's rights to enforce this Note. No waiver by Holder shall be effective unless made in writing by a duly authorized officer or agent of Holder, and no waiver by Holder of any right or remedy shall constitute a waiver of any other or future right or remedy. This Note shall inure to the benefit of Holder, its successors and assigns, and to any person to whom Holder may grant an interest in any of the indebtedness evidenced hereby, and shall be binding upon Maker, and his, her, its, or their respective heirs, executors, administrators, successors and assigns. Maker, if more than one, includes each person executing this Note, who are jointly and severally liable for all obligations of Maker under this Note, and each Maker has subscribed its name hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. Holder may release any Obligor or renew or extend the maturity hereof without affecting any obligations of any other Obligor to repay the principal amount outstanding hereunder and all accrued but unpaid interest. THIS NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     CONSENT TO JURISDICTION. MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF GEORGIA, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED IN ANY SUCH COURT AND AGREES THAT PROCESS IN ANY SUCH ACTION WILL BE SUFFICIENT IF SERVED ON MAKER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR IN ANY MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, HOLDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST MAKER OR MAKER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION HOLDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THE OBLIGATIONS OF MAKER UNDER THIS NOTE.

     HEADINGS. The headings of the paragraphs set forth in this Note are for convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     TIME OF ESSENCE. Time is of the essence of the payment and performance of this Note.


     IN WITNESS WHEREOF, Maker has executed this Note under seal, or has caused this Note to be executed by its duly authorized agent and its seal to be affixed hereto, as of the date first above written.

ADDRESS OF     306 DIVIDEND DRIVE
MAKER:         PEACHTREE CITY, GEORGIA 30269

MAKER:

CROWN ANDERSEN INC.,
a Delaware corporation


By: /s/Milton Emmanuelli
    _______________________________
    Milton Emmanuelli
    Treasurer/Chief Financial Officer


    [CORPORATE SEAL]

ANDERSEN 2000 INC.,
a Delaware corporation


By: /s/Milton Emmanuelli
    ____________________________
    Milton Emmanuelli
    Secretary

    [CORPORATE SEAL]

                           COMMERCIAL PROMISSORY NOTE


$1,000,000.00
Atlanta, Georgia
June 28, 1996


     FOR VALUE RECEIVED, the undersigned CROWN ANDERSEN INC., a Delaware corporation, and ANDERSEN 2000 INC., a Delaware corporation (hereinafter collectively referred to as "Maker"), jointly and severally promise to pay to the order of SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association (hereinafter referred to as "Payee"; Payee and any subsequent holder of this Note being referred to collectively as "Holder"), at any office of Payee in Atlanta, Georgia, or at such other place as Holder may designate, the principal amount of One Million and No/100 Dollars ($1,000,000.00), or such lesser amount as may be outstanding and unpaid hereunder, together with interest on so much thereof as is outstanding hereunder from time to time at the rate stated below from the date of this Note (or other interest accrual date shown below) until maturity, and at the rate of interest which is two percent (2%) per annum in excess of the rate stated below after maturity, said principal and interest to be due and payable as stated below.

     INTEREST RATE. Interest will accrue on each advance made under this Note at a rate per annum which is the Base Rate (hereinafter referred to as the "Floating Rate"). "Base Rate," as used herein, means the rate of interest designated by Payee from time to time as its Base Rate. Maker understands that the Base Rate merely serves as a basis for calculating rates of interest and is not necessarily the lowest rate charged by Payee. The Base Rate on the date of this Note is eight and one-quarter percent (8.25%) per annum and, consequently, the rate of interest charged under this Note on any advance made on the date of this Note is eight and one-quarter percent (8.25%) per annum. Any change in the rate of interest accruing under this Note resulting from a change in the Base Rate shall be effective on any day the Base Rate changes.


     PAYMENT SCHEDULE. Principal and interest thereon shall be due and payable as follows:

     From and after the date hereof (until maturity or default as hereinafter provided), interest shall accrue at the Floating Rate and shall be computed on the daily outstanding principal balance hereunder based on a three hundred sixty
(360) day year. Interest so computed shall accrue for each and every day (365 days per year, 366 days per leap year) on which any indebtedness remains outstanding hereunder, including the day on which funds are initially advanced regardless of the time of day such advance is made, and including the day on which funds are repaid unless repayment is credited prior to 2:00 p.m., the close of Payee's business day. Commencing on August 1, 1996 and continuing on the first (1st) day of each month thereafter through and including February 1, 1999, accrued and unpaid interest at the Floating Rate, together with principal in thirty-one (31) equal consecutive monthly installments of Eight Thousand Three Hundred Thirty-Three and 33/100 Dollars ($8,333.33) each, shall be due and payable. On February 28, 1999, the entire outstanding principal balance hereof, together with all accrued by unpaid interest thereon, shall be due and payable in full.

     PREPAYMENT. Maker may prepay the outstanding principal amount of this Note in whole or in part at any time without the prior written consent of Holder and without penalty, premium or unearned interest.

     LOAN FEE.   A loan fee in the amount of $2,500.00 has been paid by Maker to
Payee on the date of this Note. The loan fee is earned when paid and is not subject to refund except to the extent required by law.

     SECURITY. As security for the full payment and performance of this Note, Maker hereby assigns, conveys, and grants a security interest to Holder in all property in which Maker has an interest which is in or comes into the possession, control or custody of Holder, all property in which Maker has heretofore granted or hereafter grants to Holder a security interest to secure any obligation, and all property of Maker in which Holder has acquired or hereafter otherwise acquires a lien, encumbrance or other right (including, but not limited to, balances, credits, deposits, accounts and monies). Maker hereby agrees that Holder may, at any time and without notice, apply any balances, credits, deposits, accounts, monies or other indebtedness now or hereafter owing by Holder to Maker in satisfaction of any indebtedness evidenced by this Note, whether or not due.

     FINANCIAL STATEMENTS. Maker agrees, for so long as there is any amount outstanding under this Note, to provide Holder financial statements and other information of or concerning Maker and any other Obligor (as hereinafter defined), in such detail, of such quality (i.e., audited, reviewed, unaudited or otherwise), and with such frequency and timeliness as Holder may reasonably request from time to time. All financial statements required by Holder as set forth above shall be prepared in accordance with generally accepted accounting principles (except for the absence of footnotes with respect to monthly and quarterly financial statements) and shall fairly present the financial position and results of operation of the Obligor specified as of and for the period specified.

     USE OF PROCEEDS. Maker represents and agrees that the proceeds of the loan evidenced by this Note shall be used solely for business purposes and shall not be used for any personal, family, household, consumer or other purpose.

     LATE CHARGE. If any payment of principal or interest is late ten (10) days or more, in addition to interest after maturity as provided above, Obligor agrees to pay a late charge equal to one-half of one percent (1/2%) of the amount of the payment which is late, subject to a minimum late charge of $5.00 and a maximum late charge of $250.00 for any one payment, as compensation for administrative and other costs associated with the late payment as set forth below.

     MAXIMUM RATE OF INTEREST. If, at any time, the rate or amount of interest, late charges, attorneys' fees or any other charge payable under this Note should exceed the maximum rate or amount permitted by applicable law, then for such time as such rate or amount would be excessive, its application shall be suspended and there shall be charged instead the maximum rate or amount permitted under such law, and any excess interest or other charge paid by Obligor or collected by Holder shall be refunded to Obligor or credited against the principal amount of this Note, at the election of Holder or as required by applicable law. Obligor agrees that the late charge provided in this Note is a reasonable estimate of probable additional unanticipated internal costs to Holder of reporting and accounting for the late payment, that such costs are difficult or impossible to estimate accurately, and that the agreement to pay a late charge is a reasonable liquidated damages provision.

     DEFAULT. The following shall constitute events of default under this Note: a failure of Maker (Maker and each other person primarily or secondarily liable to Holder for the indebtedness evidenced by this Note hereinafter collectively referred to as "Obligors") to make any payment of principal or interest or any other amount under this Note when due or failure of Maker to perform or observe any promise or agreement contained in this Note; the death of (if an individual), death of a general partner (if a partnership), or dissolution of (if a partnership or corporation), insolvency of, general assignment for the benefit of creditors by, any Obligor; the commencement of a voluntary proceeding under any law relating to bankruptcy, insolvency, reorganization, arrangement, composition or readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect, including without limitation the filing of a petition under any chapter of the federal bankruptcy code by or against, or acquiescence in writing to same by, or failure to timely and diligently controvert any such involuntary proceeding by, any Obligor; the filing of a proceeding for the appointment of a receiver, custodian, trustee, liquidator or similar official for Obligor or Obligor's property or consenting to the appointment of same; the failure of an involuntary petition for relief under the Federal Bankruptcy Code, as amended, to be dismissed within thirty (30) days after the commencement thereof or in which an order for relief is entered; the making by any Obligor of a conveyance fraudulent as to creditors under any state or federal law; entry of any judgment against, or issuance of a levy or writ of execution, attachment or garnishment against any of the property of, any Obligor; the inability of any Obligor to pay debts as they become due or admit in writing to such effect; the transfer by any Obligor of all or substantially all of his, her or its assets outside the ordinary course of business, or the waste, loss or dissipation of a substantial part of such person's assets; if any Obligor is a partnership, the withdrawal or removal of any general partner of such partnership; if any Obligor is a corporation, the transfer, directly or indirectly (including through any voting trust, irrevocable proxy, or the like), of the ownership or power to vote more than thirty percent (30%) of the voting stock of such corporation; the suspension of the operation of any Obligor's present business; the occurrence of any default or event authorizing acceleration as provided under any promissory note or other evidence of debt, loan agreement, security agreement, pledge agreement, assignment, mortgage, deed to secure debt, deed of trust, lease agreement or other agreement or contract between any Obligor and Holder or any third party; any statement, representation or warranty of any Obligor made orally or in writing in any document evidencing, securing or otherwise relating to the indebtedness evidenced by this Note or in any other writing or statement at any time furnished or made by any Obligor to Holder is false or misleading in a material respect as of the date furnished or made; revocation or termination of any guaranty executed in favor of Holder guaranteeing the indebtedness evidenced by this Note; the financial responsibility of any Obligor becomes impaired at any time in the sole opinion of Holder; or, the determination by Holder that it otherwise deems itself to be insecure.


     REMEDIES. If this Note is payable on demand, all of the principal amount outstanding hereunder and all accrued but unpaid interest thereon shall be due and payable in full upon demand by Holder, whether or not any event of default has occurred and whether or not Holder reasonably deems itself to be insecure. If any event of default under this Note should occur, all unpaid amounts of any or all of the principal amount outstanding hereunder and all accrued but unpaid interest thereon shall, at the option of Holder and without notice or demand, become immediately due and payable and Holder shall have and be entitled to exercise, from time to time, all the rights and remedies available to it as provided elsewhere in this Note, in any other agreement or contract between Maker and Holder and under applicable law. All of Holder's rights and remedies shall be cumulative, and any failure of Holder to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time and from time to time thereafter.

     WAIVER. With respect to the obligations of Maker under this Note, to the extent permitted by applicable law, Maker waives the following: (1) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold Maker liable on this Note; (2) all statutory provisions and requirements for the benefit of Maker (including notice requirements), now or hereafter in force (except to the extent provided for in any other contract or agreement between Maker and Holder); and (3) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which Holder and Maker shall be adverse parties.

     NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Note shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or three (3) days after being deposited in the United States mail, postage prepaid, certified with return receipt requested, to Maker if mailed to the address set forth above Maker's name at the end of this Note and to Holder at the address set forth in the beginning of this Note or at such other address within the continental United States for either party as such party may designate by notice to the other given in accordance with the provisions of this paragraph;

provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute receipt.

     EXPENSES AND COLLECTION COSTS. Maker agrees to pay all filing fees and taxes in connection with this Note and all costs of collecting or securing or attempting to collect or secure any of the indebtedness evidenced by this Note, Obligations, including, without limitation, court costs, litigation expenses and reasonable attorneys' fees, and all accrued but unpaid interest thereon, if this
Note is referred to an attorney for collection. If attorneys' fees in such amount would be prohibited by applicable law, then Maker agrees to pay reasonable attorneys' fees not to exceed the maximum amount allowed by law.

     PARTICIPATION OF NOTE. Maker understands that Holder may enter into participation agreements with participating institutions whereby Holder will sell undivided interest in this Note to such other institutions. Maker agrees that Holder may furnish information regarding Maker, including financial information, to such institutions from time to time and also to prospective participating institutions in order that such institutions may make an informed decision whether to purchase a participation in this Note. Maker hereby grants to each such participating institution, to the extent of its participation in this Note, the right to set off deposit accounts maintained by Maker, or any of them, with such institution, against unpaid amounts owed under this Note. Upon written request from Holder, Maker agrees to make each payment under this Note directly to each such participating institution in proportion to the participant's interest in this Note as set forth in such request from Holder.

     MISCELLANEOUS. No delay by Holder in enforcing its rights hereunder shall prejudice Holder's rights to enforce this Note. No waiver by Holder shall be effective unless made in writing by a duly authorized officer or agent of Holder, and no waiver by Holder of any right or remedy shall constitute a waiver of any other or future right or remedy. This Note shall inure to the benefit of Holder, its successors and assigns, and to any person to whom Holder may grant an interest in any of the indebtedness evidenced hereby, and shall be binding upon Maker, and his, her, its, or their respective heirs, executors, administrators, successors and assigns. Maker, if more than one, includes each person executing this Note, who are jointly and severally liable for all obligations of Maker under this Note and each Maker has subscribed its name hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. Holder may release any Obligor or renew or extend the maturity hereof without affecting any obligations of any other Obligor to repay the principal amount outstanding hereunder and all accrued but unpaid interest. THIS NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     CONSENT TO JURISDICTION. OBLIGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF GEORGIA, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED IN ANY SUCH COURT AND AGREES THAT PROCESS IN ANY SUCH ACTION WILL BE SUFFICIENT IF SERVED ON OBLIGOR BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR IN ANY MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, HOLDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST OBLIGOR OR OBLIGOR'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION HOLDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THE OBLIGATIONS OF OBLIGOR UNDER THIS NOTE.

     HEADINGS. The headings of the paragraphs set forth in this Note are for convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     TIME OF ESSENCE. Time is of the essence of the payment and performance of this Note.

     IN WITNESS WHEREOF, Maker has executed this Note under seal, or has caused this Note to be executed by its duly authorized agent and its seal to be affixed hereto, as of the date first above written.

ADDRESS OF       306 DIVIDEND DRIVE
MAKER:           PEACHTREE CITY, GEORGIA 30269

MAKER:


CROWN ANDERSEN INC.,
a Delaware corporation


By: /s/Milton Emmanuelli
    ________________________________
    Milton Emmanuelli
    Treasurer/Chief Financial Officer


    [CORPORATE SEAL]

ANDERSEN 2000 INC.,
a Delaware corporation


By: /s/Milton Emmanuelli
    ________________________________
    Milton Emmanuelli
    Secretary

    [CORPORATE SEAL]